                                                                    Exhibit 99.2

                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the activity for the time period January 1, 2003 through December 31, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 Supplement.

A.       Information Regarding the Current Annual Distribution (Stated on the
         Basis of $1,000 Original Certificate Principal Amount)

             1 The amount of the current annual  distribution in respect of
               Class A Annual Principal                                                         $            0.00
                                                                                                -----------------
             2 The amount of the current annual distribution in respect of
               Class B Annual Principal                                                         $            0.00
                                                                                                -----------------
             3 The amount of the current annual distribution in respect of
               Collateral Annual Principal                                                      $            0.00
                                                                                                -----------------
             4 The amount of the current annual distribution in respect of
               Class A Annual Interest                                                          $           13.81
                                                                                                -----------------
             5 The amount of the current annual distribution in respect of
               Class A Additional Interest                                                      $            0.00
                                                                                                -----------------
             6 The amount of the current annual distribution in respect of
               Class B Annual Interest                                                          $           16.33
                                                                                                -----------------

             7 The amount of the current annual distribution in respect of
               Class B Additional Interest                                                      $            0.00
                                                                                                -----------------

             8 The amount of the current annual distribution in respect of
               Collateral Minimum Annual Interest                                               $           21.21
                                                                                                -----------------

             9 The amount of the current annual distribution in respect of
               any accrued and unpaid Collateral Minimum Annual Interest                        $            0.00
                                                                                                -----------------

B.       Information Regarding the Performance of the Trust

             1 Collection of Principal Receivables

               (a)  Available Principal Collections                                             $1,278,518,718.40
                                                                                                -----------------

               (b)  Class A Investor Default Amount treated as Available
                     Principal Collection                                                       $   28,980,869.77
                                                                                                -----------------

               (c)  Class B Investor Default Amount treated as Available
                    Principal Collection                                                        $    1,987,259.64
                                                                                                -----------------

               (d)  Excess Spread treated as Available Principal Collection                     $    2,152,864.61
                                                                                                -----------------

             2 Principal Receivables in the Trust

               (a) The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related
                    Annual Period                                                               $1,907,710,245.26
                                                                                                -----------------

               (b)  The amount of Principal Receivables in the Trust
                    represented by the Invested Amount of Series 2000-1
                    as of the end of the day on the last day of the related
                    Annual Period                                                               $  621,753,801.04
                                                                                                -----------------

               (c)  The amount of Principal Receivables in the Trust
                    represented by the Adjusted Invested Amount of
                    Series 2000-1 as of the end of the day
                    on the last day of the related Annual Period                                $  621,753,801.04
                                                                                                -----------------

               (d)  The amount of Principal Receivables in the Trust
                    represented by the Class A Invested Amount as of the
                    end of the day on the last day of the related Annual Period                 $  544,034,575.91
                                                                                                -----------------

               (e)  The amount of Principal Receivables in the Trust
                    represented by the Class A Adjusted Invested Amount
                    as of the end of the day on the last day of the related
                    Annual Period                                                               $  544,034,575.91
                                                                                                -----------------

               (f)  The amount of Principal Receivables in the Trust
                    represented by the Class B Invested Amount as of the
                    end of the day on the last day of the related Annual Period                 $   37,305,228.06
                                                                                                -----------------

               (g)  The amount of Principal Receivables in the Trust
                    represented by the Class B Adjusted Invested Amount
                    as of the end of the day on the last day of the related
                    Annual Period                                                               $   37,305,228.06
                                                                                                -----------------

               (h)  The amount of Principal Receivables in the Trust
                    represented by the Collateral Invested Amount as of
                    the end of the day on the last day of the related Annual Period             $   40,413,997.07
                                                                                                -----------------

               (i)  The amount of Principal Receivables in the Trust
                    represented by the Collateral Adjusted Invested
                    Amount as of the end of the day on the last
                    day of the related Annual Period                                            $   40,413,997.07
                                                                                                -----------------

               (j) The Floating Allocation Percentage with respect to the
                    related Annual Period                                                                   36.36%
                                                                                                -----------------

               (k) The Class A Floating Percentage with respect to the
                    related Annual Period                                                                   87.50%
                                                                                                -----------------

               (l) The Class B Floating Percentage with respect to the
                    related Annual Period                                                                    6.00%
                                                                                                -----------------

               (m) The Collateral Floating Percentage with respect to the
                    related Annual Period                                                                    6.50%
                                                                                                -----------------

               (n) The Principal Allocation Percentage with respect to the
                    related Annual Period                                                                   36.36%
                                                                                                -----------------
               (o) The Class A Principal Percentage with respect to the
                    related Annual Period                                                                   87.50%
                                                                                                -----------------
               (p) The Class B Principal Percentage with respect to the
                    related Annual Period                                                                    6.00%
                                                                                                -----------------

               (q) The Collateral Principal Percentage with respect to the
                    related Annual Period                                                                    6.50%
                                                                                                -----------------

             3 Delinquent Balances

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual Period:

                           Aggregate                        Percentage
                            Account                          of Total
                            Balance                        Receivables
                         --------------                    -----------
(a) 30 -- 59 days:       $24,453,359.15                       1.28%
(b) 60 -- 89 days:       $15,131,810.92                       0.79%
(c) 90+  days:           $17,786,597.01                       0.93%
                         --------------                       ----
    Total:               $57,371,767.08                       3.01%
                         ==============                       ====

4 Investor Default Amount

  (a)  The Investor Default Amount for the related Annual Period                                $   33,120,994.02
                                                                                                -----------------
  (b)  The Class A Investor Default Amount for the related Annual Period                        $   28,980,869.77
                                                                                                -----------------
  (c)  The Class B Investor Default Amount for the related Annual Period                        $    1,987,259.64
                                                                                                -----------------
  (d)  The Collateral Default Amount for the related Annual Period                              $    2,152,864.61
                                                                                                -----------------

5 Investor Charge-Offs

  (a) The aggregate amount of Class A Investor Charge-Offs
       for the related Annual Period                                                            $            0.00
                                                                                                -----------------

  (b) The aggregate amount of Class A Investor Charge-Offs set forth
       in 5(a) above per $1,000 of original certificate principal amount                        $            0.00
                                                                                                -----------------

  (c) The aggregate amount of Class B Investor Charge-Offs
       for the related Annual Period                                                            $            0.00
                                                                                                -----------------

  (d) The aggregate amount of Class B Investor Charge-Offs
       set forth in 5(c) above per $1,000 of original certificate principal amount              $            0.00
                                                                                                -----------------

  (e) The aggregate amount of Collateral Charge-Offs
       for the related Annual Period                                                            $            0.00
                                                                                                -----------------

  (f) The aggregate amount of Collateral Charge-Offs set forth
      in 5(e) above per $1,000 of original certificate principal amount                         $            0.00
                                                                                                -----------------

  (g) The aggregate amount of Class A Investor Charge-Offs
      reimbursed on the Transfer Date immediately preceding this Distribution Date              $            0.00
                                                                                                -----------------

  (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate
      principal amount reimbursed on the Transfer Date
      immediately preceding this Distribution Date                                              $            0.00
                                                                                                -----------------

  (i) The aggregate amount of Class B Investor Charge-Offs
      reimbursed on the Transfer Date immediately preceding this Distribution Date              $            0.00
                                                                                                -----------------

  (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate
      principal amount reimbursed on the Transfer Date
      immediately preceding this Distribution Date                                              $            0.00
                                                                                                -----------------

  (k) The aggregate amount of Collateral Charge-Offs reimbursed
      on the Transfer Date immediately preceding this Distribution Date                         $            0.00
                                                                                                -----------------

  (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal
      amount reimbursed on the Transfer Date immediately
      preceding Distribution Date                                                               $            0.00
                                                                                                -----------------

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
6 Investor Servicing Fee

  (a) The amount of the Class A Servicing Fee paid by the Trust to the Servicer
        for the related Annual Period                                                           $    5,250,000.00
                                                                                                -----------------

  (b) The amount of the Class B Servicing Fee paid by the Trust to the Servicer
       for the related Annual Period                                                            $      360,000.00
                                                                                                -----------------

  (c) The amount of the Collateral Servicing Fee paid by the Trust to the Servicer
       for the related Annual Period                                                            $      390,000.00
                                                                                                -----------------

  (d) The amount of Servicer Interchange paid by the Trust to the Servicer
       for the related Annual Period                                                            $    6,000,000.00
                                                                                                -----------------

7 Reallocations

  (a)  The amount of Reallocated Collateral Principal Collections
       for the related Annual Period                                                            $            0.00
                                                                                                -----------------

  (b) The amount of Reallocated Class B Principal Collections
       for the related Annual Period                                                            $            0.00
                                                                                                -----------------

  (c) The Collateral Invested Amount as of the close of business
       for the related Annual Period                                                            $   39,000,000.00
                                                                                                -----------------

  (d) The Collateral Adjusted Invested Amount as of the close of business
       for the related Annual Period                                                            $   39,000,000.00
                                                                                                -----------------

  (e) The Class B Invested Amount as of the close of business
       for the related Annual Period                                                            $   36,000,000.00
                                                                                                -----------------

  (f) The Class B Adjusted Invested Amount as of the close of business
       for the related Annual Period                                                            $   36,000,000.00
                                                                                                -----------------

  (g) The Class A Invested Amount as of the close of business
       for the related Annual Period                                                            $  525,000,000.00
                                                                                                -----------------

  (h) The Class A Adjusted Invested Amount as of the close of business
       for the related Annual Period                                                            $  525,000,000.00
                                                                                                -----------------

8 Collection of Finance Charge Receivables

  (a)  The aggregate amount of Collections of Finance Charge
       Receivables and Annual Membership Fees processed during
       the related Annual Period which were allocated in respect of the
       Class A Certificates                                                                     $   73,828,787.89
                                                                                                -----------------

  (b)  The aggregate amount of Collections of Finance Charge
       Receivables and Annual Membership Fees processed during
       the related Annual Period which were allocated in respect of the
       Class B Certificates                                                                     $    5,062,545.45
                                                                                                -----------------

  (c)  The aggregate amount of Collections of Finance Charge
       Receivables and Annual Membership Fees processed during
       the related Annual Period which were allocated in respect of the
       Collateral Interest                                                                      $    5,484,424.25
                                                                                                -----------------

9 Principal Funding Account

  (a)  The principal amount on deposit in the Principal Funding Account
       on the related Transfer Date                                                             $            0.00
                                                                                                -----------------
  (b)  The Accumulation Shortfall with respect to the related Annual Period                     $            0.00
                                                                                                -----------------

  (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
       Account on the related Transfer Date to be treated as Class A Available Funds            $            0.00
                                                                                                -----------------

  (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
       Account on the related Transfer date to be treated as Class B Available Funds            $            0.00
                                                                                                -----------------

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
10 Reserve Account

   (a)  The Reserve Draw Amount on the related Transfer Date                                    $            0.00
                                                                                                -----------------

   (b) The amount of the Reserve Draw Amount deposited in the Collection
        Account on the related Transfer Date to be treated as Class A Available Funds           $            0.00
                                                                                                -----------------

   (c) The amount of the Reserve Draw Account deposited in the Collection
        Account on the related Transfer Date to be treated as Class B Available Funds           $            0.00
                                                                                                -----------------

   (d)  The amount of any Reserve Account Surplus                                               $            0.00
                                                                                                -----------------

11 Available Funds

   (a) The amount of Class A Available Funds on deposit in the Collection
        Account on the related Transfer Dates                                                   $    7,243,790.02
                                                                                                -----------------

   (b) The amount of Class B Available Funds on deposit in the Collection
        Account on the related Transfer Dates                                                   $      587,967.03
                                                                                                -----------------

   (c) The amount of Collateral Available Funds on deposit in the Collection
        Account on the related Transfer Dates                                                   $      826,764.28
                                                                                                -----------------

   (d) Available Principal Collections on deposit in the Collection Account
        on the related Transfer Dates                                                           $            0.00
                                                                                                -----------------

12 Excess Spread and Excess Finance Charge Collections

   (a)  Excess Finance Charge Collection                                                        $            0.00
                                                                                                -----------------

   (b)  Class A Available Funds
             minus Class A Annual Interest
             minus Class A Servicing Fee
             minus Class A Defaulted Amount                                                     $   32,354,128.09
                                                                                                -----------------

        Class B Available Funds
             minus Class B Annual Interest
             minus Class B Servicing Fee
             minus Class B Defaulted Amount                                                     $    2,127,318.77
                                                                                                -----------------

        Collateral Available Funds                                                              $    5,484,424.25
                                                                                                -----------------

   (c) Excess Spread applied to the Class A Required Amount
        for the Annual Period                                                                   $               0
                                                                                                -----------------

   (d) Excess Spread applied to the Class A Investor Charge-Offs for the
        related Annual Period                                                                   $               0
                                                                                                -----------------

   (e) Excess Spread applied to the Class B Required
        Amount for the related Annual Period                                                    $               0
                                                                                                -----------------

   (f)  Excess Spread applied to the Class B Default Amount for the related Annual Period       $               0
                                                                                                -----------------

   (g)  Excess Spread applied to the Class B Invested Amount for the related Annual Period      $               0
                                                                                                -----------------

   (h) Excess Spread applied to the Collateral Minimum Annual Interest for the related
        Annual Period and for any past due Collateral Minimum Annual Interest                   $      826,764.28
                                                                                                -----------------

   (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer
        for the related Annual Period or for any past due Collateral Servicing Fees             $      390,000.00
                                                                                                -----------------

   (j)  Excess Spread applied to the Collateral Default Amount as Available Principal           $    2,152,864.61
        Collections for the related Annual Period                                               -----------------


   (k) Excess Spread applied to the Collateral Invested Amount for the related
        Annual Period                                                                           $            0.00
                                                                                                -----------------

   (l)  Excess Spread applied to the Reserve Account for the related Annual Period              $            0.00
                                                                                                -----------------

13 Finance Charge Shortfall

   (a)  Finance Charge Shortfall for Series 2000-1                                              $            0.00
                                                                                                -----------------

   (b)  Total Finance Charge Shortfall for all series in Group One                              $            0.00
                                                                                                -----------------

14 Base Rate

   (a)  The Base Rate for the related Annual Period                                                          2.42%
                                                                                                -----------------

15 Portfolio Yield

   (a)  The Portfolio Yield for the related Annual Period                                                    8.55%
                                                                                                -----------------

   (b)  The Portfolio Adjusted Yield for the related Annual Period                                            N/A
                                                                                                -----------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of March, 2004.

                                  NATIONAL CITY BANK,
                                  as Seller and Servicer

                              By: /s/ Thomas A. Chandler
                                  -----------------------------------
                              Name:  Thomas A. Chandler
                              Title: Senior Vice President -
                                     Credit Card Finance